UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2022

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Current Report on Form 8-K filed by RespireRx Pharmaceuticals Inc. (the “Company”) on January 10, 2022, on January 4, 2022, Mr. Timothy L. Jones notified the Company of his intent to resign at the end of January 2022. On February 8, 2022, the Company received a resignation letter from Mr. Jones pursuant to which he resigned, effective January 31, 2022, as both the Company’s President and Chief Executive Officer and as a member of the Company’s Board of Directors pursuant to certain conditions precedent to the effectiveness of the resignation letter. The conditions precedent to the effectiveness of the registration were met upon the execution by the Company and Mr. Jones of an Employment Agreement Termination and Separation Agreement (“SA”), also on February 8, 2022. Pursuant to the terms of the SA, the Company has agreed to pay Mr. Jones up to a maximum of $789,266.79 in accordance with a schedule set forth in the SA based on amounts of funding raised by the Company all in payment for Mr. Jones’ service to the Company as President and Chief Executive Officer prior to January 31, 2022.

Pursuant to the terms of the SA, Mr. Jones has seven days to revoke the SA. The resignation letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and the SA is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Mr. Jones did not resign because of any disagreement with the Company relating to the Company’s operations, policies or practices.

On February 8, 2022, the Board of Directors of the Company elected Arnold S. Lippa, PhD, the Company’s Chief Scientific Officer and Executive Chairman of the Board, as the Company’s Interim President and Interim Chief Executive Officer. Dr. Lippa will also continue in his current roles. The Company did not enter into any new compensatory plan, agreement or arrangement with Dr. Lippa in connection with his interim appointment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

A list of exhibits that are furnished and filed as part of this report is set forth in the Exhibit Index, which follows, and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1*	Timothy L. Jones Resignation Letter+

99.2*	Termination and Separation Agreement+

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

+ Personally identifiable information has been redacted from each of these exhibits.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2022	RESPIRERX PHARMACEUTICALS INC.
(Registrant)

	By:	/s/ Jeff Eliot Margolis
Jeff Eliot Margolis
Senior Vice Presdient, Chief Financial Officer, Treasurer and Secretary